                                                                    Exhibit 99.3




                                    September 20, 2000



Citigroup Inc.
399 Park Avenue
New York, New York 10043



Ladies and Gentlemen:



            I hereby consent to the reference to my becoming a director of Citigroup Inc. ("Citigroup") in the Registration Statement on Form S-4 of Citigroup, to be filed with the Securities and Exchange Commission.



                                                Sincerely yours,


                                          /s/   Keith W. Hughes
                                          ---------------------
                                                Keith W. Hughes